SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report: (Date of earliest event reported): September 10, 2005

                           DRAGON GOLD RESOURCES, INC.
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             (Exact name of Registrant as specified in its charter)

                                    000-50541
                            -------------------------
                            (Commission file number)

        Nevada                                          88-0507007
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(State or other jurisdiction of          (I.R.S. Employer Identification Number)
 incorporation)

                      338 Euston Road, London NW1 3BT, UK
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               (Address of principal executive offices) (Zip code)

                              +44 (0) 207 416 4920
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              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions. (see General Instruction A.2. below).

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

* Pre-commencement communications pursuant to Rule 14d-2(b) uner the Exchange Act (17 CFR 240.14d-2(b)). Item 1.01 Entry into a Material Definitive Agreement

Item 1.01 Entry into a Material Definitive Agreement

On September 10, 2005, the Company entered into a cooperative agreement on exploration and development of the Maling and Longhou Gold Properties in Longshen and Lingchuan Counties, Guangzi Province, China.

Under the agreement, the Company and the Guilin Research Institute of Geology and Mineral Resources (Institute) located in Guangxi, China agree to form a Sino-Foreign cooperative joint venture company to explore and develop the Maling and Longhou Gold Properties. This Agreement contains only the principal terms of the final joint venture contract expected to be signed within three months of signing this Agreement. According to the terms of this Agreement, the Company will be required to contribute $800,000 to the Institute over a period of 30 months after the mineral exploration rights have been transferred into the JV Company. During the exploration stage, which is expected to last 3 years, the Company will have the right to earn an interest of 75% in the JV Company by spending US$2.5 million in exploration activities. The term of the cooperation agreement is 30 years.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

10.1 Cooperative Agreement on Exploration and Development of the Maling and Longhou Gold Properties in Longshen and Lingchuan Counties, Guangzi Province, China

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DRAGON GOLD RESOURCES, INC.
September 15, 2005                      /s/ Johannes Petersen
                                        President and Chief Executive Officer

Exhibit 10.01 Cooperative Agreement on Exploration and Development of the Maling
              and Longhou Gold Properties in Longshen and Lingchuan Counties, Guangzi Province, China

COOPERATIVE AGREEMENT ON EXPLORATION AND DEVELOPMENT OF THE MALING AND LONGHOU GOLD PROPERTIES IN LONGSHEN AND LINGCHUAN COUNTIES, GUANGXI PROVINCE, CHINA

Party A: Guilin Research Institute of Geology and Mineral Resources, Guangxi, China

Party B: Dragon Gold Resources Inc., United Kingdom

Through friendly negotiation both parties agree on the following principal terms regarding exploration and development of the Maling and Longhou Gold Properties, and its associated minerals, in Longsheng and Lingchuan Counties of Guangxi Zhuang Autonomous Region (herein referred as "the Cooperative Area", see attached "Appendix A" which shows the mineral rights blocks owned by Party A):

1. Parties A and B will form a Sino-Foreign cooperative joint venture company ("the JV Company"), which will carry out exploration and development within the Cooperative Area in Longsheng and Lingchuan area of Guangxi. Upon the JV Company discovering and approving commercially viable deposit(s), the JV Company will proceed to develop the deposits.

2. The investment of the JV Company will be carried out in two Stages. The First Stage will be the Exploration Stage. Subject to the exploration results of the First Stage, the Second Stage will be the Development Stage.

3. The registered capital for the JV Company in the First Stage shall be Three Million and Three Hundred Thousand US Dollars (US$3,300,000).

4. The Parties' cooperative condition and interests are as follows:

     4.1 During the Exploration Stage of the JV Company, Party A will use its mineral exploration rights and exploration findings valued at US$800,000 as its contribution to the joint-venture; Party B will contribute in cash to the joint-venture. The interest ratio of the Parties in the JV Company will be 25% for Party A; and 75% for Party B.

     4.2 Party B shall contribute US$2,500,000 during the Exploration Stage. The two Parties shall share risks and profits of the JV Company based on their interest ratios, respectively. The Exploration Stage will be three years. The investment in further exploration activities before entering the Second Stage will be subject to the results of the First Stage.

     4.3 Party B will pay Party A Eight Hundred Thousand US Dollars (US$800,000) in cash within three years as a compensation to Party A's exploration expenditures and achievements, in accordance with the payment schedule defined below (If party B opts to enter the Development Stage earlier than scheduled, Party B will make a payment to Party A for the balance of the Eight Hundred Thousand US Dollars):

                        Cash Payment Schedule                         Amount of Payment (USD)


Within 30 days after signing final contract                                    50,000

Within 1 to 6 months after the mineral exploration right transferred          100,000
into the JV Company

Within 7 to 18 months after the mineral exploration right                     200,000
transferred into the JV Company

Within 19 to 30 months after the mineral exploration right                    450,000
transferred into the JV Company

                                                               Total:         800,000

     4.4 After completion of the First Stage, if exploration and development requires additional investment, then Parties shall make cash contribution based on 25% (Party A) and 75% (Party B) interest ratio. If one party fails to or is not willing to invest, then it may elect to have its interest in the JV Company treated in one of the following ways: (A) to be diluted by other party's additional capital contribution; however, Party A's interest shall not be diluted to less than 10% ; (B) to sell or transfer or dispose all or any portion of its interest in the JV Company; or (C) if one party elects to sell or transfer a portion of its interest and after that party has complete such sale or transfer, if that party fails to or is not willing to make contribution based on its then interest in the JV Company, then its interest in the JV Company will be diluted by the other parties' contributions and that party shall lose its right to maintain a minimum interest in the JV Company.

     4.5  Party  B's   contributions   shall  follow  the  following   schedule:
          US$500,000 within 12 months after signing the final contract; another US$1,000,000 within 24 months; and further US$1,000,000 within 36 months after signing the final contract.

     4.6 Before Party B has contributed its first US$500,000, Party B has the right to elect not to make further contribution in which case Party B shall transfer all its interest in the JV Company to Party A at no cost. Before completing its US$2,500,000 contribution and after contributing US$500,000, if Party B elects not to make further contributions, Party B shall have earned an interest in the JV company, based on its actual contributions, to be calculated in the following way: Party B earns 0.375% interest in the JV Company for every US$10,000 contributed in excess of the first US$500,000 contribution.

5 In order for cooperative exploration activities to commence in a timely manner, within One Month of signing of this agreement, Party B shall wire US$50,000 to an account under Party A's name that is jointly supervised by the two Parties. The fund will be used to perform an initial geological evaluation program on the Cooperative Area. This contribution shall be accounted for as part of the Party B's contribution to the JV Company, and these funds will be managed jointly by both parties requiring dual signatories, one approved by each party. At the same time, the Parties will form a Joint Venture Management Committee to manage the current program and meanwhile will carry out the preparation work for the establishment of the Sino-Foreign cooperative joint venture company. Once the JV Company is established, the JV Company's Board of Directors will replace the Joint Venture Management Committee.

6    Obligations of the Parties:

     6.1 For future exploration work carried out in the Cooperative Area, Party A will have a priority to be contracted for the geological exploration work, however, Party A must be able to perform the work competitively and according to the requirements set out by Joint Venture Management Committee (or the Board of Directors).

     6.2 After signing of this agreement, Party A shall provide all necessary geological information to Party B so that Party B can organize experts to evaluate the projects. Party B shall keep confidential all received geological information and shall be fully responsible for the damage caused by leaking of the information.

     6.3 After signing of this agreement, Party A shall assist Party B to establish the JV Company; after the establishment of the JV Company, Party A shall transfer its mineral rights of Cooperative Area into the JV Company as soon as possible.

7    Joint Venture Management Committee (Board of Directors)

     7.1 The Joint Venture Management Committee will have 5 members, three appointed by Party B and two appointed by Party A. The Chairman is appointed by Party B and Vice Chairman by Party A. The Board of Directors will have 5 Directors, three appointed by Party B and two appointed by Party A. The Chairman is appointed by Party B and Vice Chairman by Party A.

     7.2  The General Manager  nominated by Party B and  Deputy-General  Manager nominated by Party A, will be appointed by the Joint Venture Management Committee (or the Board of Directors) and will be responsible for the daily operation of the JV Company.

8    Right of First Refusal

Should either Party (a "Vending Party") elect to sell, transfer, or otherwise dispose of all or any portion of its interest in the JV Company, it must first offer such interest (the "Offered Interest") to the other Party ("Other Party"). The Other Party must reply to the Vending Party within 30 days after receipt of the offer. If the Other Party does not intend to increase its interest in the JV Company, the Vending Party may transfer its Offered Interest within 90 days to a third party but the terms and conditions shall not be more favorable than the offer to the Other Party. Should the Vending Party be unable to transfer its Offered Interest in the JV Company within 90 days or alters terms and conditions of transferring, the Vending Party must again comply with the above provision and offer it again to the Other Party.

9.The term of the cooperation is 30 years.

10. Final Contract

The Parties acknowledge that this agreement contains only the principal terms of the final contract. Other matters and issues shall be determined in the final contract. The final joint venture contract shall be signed within three months of signing this agreement. During this period, the Party A shall not contact and/or deal with any third party on any forms of cooperation regarding the Cooperative Area. This Agreement has total four copies and is written in both Chinese and English, and signing parties shall each keep two copies. For all purposes, the Chinese and English copies of this agreement shall be equally effective.

Party A: Party B
Guilin Research Institute of Geology and                Dragon Gold Resources Inc.
Mineral Resources
Address:                                                Address:
#2 Fuxing Road, Guilin City,                            338 Euston Road, Suite 323,
Guangxi, China                                          London, United Kingdom
Representative: Yongping Huang                          Representative: Johannes Petersen
___________________________                             ___________________________
Date: September 10, 2005                                Date: September 10, 2005
Contact Phone: 86-773-583-9404                          Contact Phone: 0044-207-416-4920
Contact Person: Mo Jiangping                            Contact Person: Johannes Petersen
Fax: 86-773-581-3531                                    Fax: 0044-207-416-4975
Bank Account: Guilin Gaoxin Branch Of Communication     Bank Account Number: 453008110018000028766

                                   APPENDIX A
                        DESCRIPTION OF COOPERATIVE AREAS

      Details of Cooperative Areas
1.
      Name of Cooperative Area: Longhou Gold Property in Longsheng County,
      Guangxi

      Location of Cooperative Area: Longsheng County of Guilin City, Guangxi

      Coordinates: 110(degree)05'30?--110(degree)06'30?,25(degree)46'15?--25
      (degree)47'30?

      Exploration License Number: 4500000320042

      Renewal Date of License: 2003/02/24/-2005/12/10

      Area of Property: 3.87km(2)
2.
      Name of Cooperative Area: Maling Gold Property, Longsheng County, Guangxi

      Location of Cooperative Area: Longsheng and Lingchuan Counties of Guilin City, Guangxi

      Coordinates: 110(degree)09'00?--110(degree)11'15?,25(degree)41'00?--25
      (degree)43'00?

      Exploration License Number: 4500000310092

      Renewal Date of License: 2003/04/09-2006/04/09

      Area of Property: 11.61km(2)
                                   APPENDIX B
                    COPY OF EXPLORATION LICENSE CERTIFICATES